                                 EXHIBIT 10.2

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

     This Fifth Amendment to Credit Agreement (the "Amendment") is made on this 28th day of May, 1999 by and among Converse Inc. (the "Borrower"), BT Commercial Corporation, as Agent (in such capacity, the "Agent") and BT Commercial Corporation (in its capacity as lender, "BTCC"), Fleet Business Credit Corporation ("FBC"), LaSalle National Bank ("LaSalle"), BankBoston, N.A. ("BankBoston"), FINOVA Capital Corporation ("FINOVA"), BNY Financial Corporation ("BNY"), Fleet Capital Corporation ("Fleet"), NationsBank of Texas, N.A. ("NationsBank"), Heller Financial, Inc. (BT, FBC, LaSalle, BankBoston, FINOVA, BNY, Fleet, NationsBank, and Heller referred to collectively as "Lenders").

                             W I T N E S S E T H:

     WHEREAS, the Agent, the Lenders and the Borrower are parties to that certain Credit Agreement dated as of May 21, 1997, as amended by that certain First Amendment to Credit Agreement dated as of June 26, 1997, that certain Second Amendment to Credit Agreement dated as of November 21, 1997, that certain Third Amendment to Credit Agreement dated as of January 29, 1998, and that certain Fourth Amendment to Credit Agreement dated as of September 16, 1998 (collectively, the "Credit Agreement"); and

     WHEREAS, the parties desire to amend the Credit Agreement, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

     SECTION I. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Credit Agreement.

     SECTION II. AMENDMENTS TO CREDIT AGREEMENT.

            2.1 The defined term "Borrowing Base", which appears in Section 1.1 of the Credit Agreement, is hereby amended by deleting the period at the end of subsection (E), and inserting the following new subsection (F):

            ": plus

            (F) the sum of $6,000,000 for the period from May 28th, 1999 until the earlier to occur of (i) July 31, 1999, or (ii) the receipt by Borrower of proceeds from any additional issuance of Debt, equity, or any sale or disposition of assets in connection with any securitization of intellectual property and the related stream of royalty payments associated therewith. Only those Lenders whose names appear on Annex I-A hereto shall be obligated to fund Revolving Loans against that portion of the Borrowing Base which includes subsection (F), and then only in the amount of their commitment reflected on such Annex I-A."

            2.2 Section 3.6(d) of the Credit Agreement is hereby amended by the addition of the following new final sentence:

            "Notwithstanding the provisions hereof, in the event of the receipt of any amounts by the Agent for distribution hereunder following the declaration of an Event of Default and an acceleration of the Obligations in accordance with the terms hereof, distributions with respect to the ratable payment of principal due on the Revolving Loans shall be made as if no amounts were outstanding under subsection (F) of the Borrowing Base, to the effect that all other advances outstanding on the Revolving Loans shall be paid prior to the payment of any Revolving Loans outstanding as a result of advances under subsection (F) of the Borrowing Base."

            2.3 Annex I-A attached hereto is hereby added as Annex I-A to the Credit Agreement.

     SECTION III. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

     3.1 Agent shall have received copies of this Amendment duly executed by Borrower and Lenders constituting Required Lenders.

     3.2 Borrower shall have paid to Agent for the prorata benefit of the Lenders who have committed to make advances pursuant to subsection (F) of the Borrowing Base, an amendment fee in the amount of $150,000.

     3.3 Agent shall have received such other documents, certificates and assurances as it shall reasonably request.

     SECTION IV. REAFFIRMATION OF BORROWER. Borrower hereby represents and warrants to Agent and Lender that (i) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date, or (b) of changes thereto as a result of transactions for which Agent and Lender have granted their consent; (ii) Borrower is on the date

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hereof in compliance with all of the terms and provisions set forth in the
Credit Agreement as hereby amended; and (iii) upon execution hereof no Default or Event of Default has occurred and is continuing or has not previously been waived.

     SECTION V. FULL FORCE AND EFFECT. Except as herein amended, the Credit Agreement and all other Credit Documents shall remain in full force and effect.

     SECTION VI. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                                          BORROWER:

                                          CONVERSE INC.


                                          By: /s/ Donald J. Camacho
                                              ----------------------------------
                                              Name: Donald J. Camacho
                                                    ----------------------------
                                              Title: Senior Vice President
                                                     ---------------------------


                                          AGENT:

                                          BT COMMERCIAL CORPORATION


                                          By: /s/ Frank Fazio
                                              ----------------------------------
                                              Name: Frank Fazio
                                                    ----------------------------
                                              Title: Director
                                                     ---------------------------


                                          LENDER:

                                          BT COMMERCIAL CORPORATION


                                          By: /s/ Frank Fazio
                                              ----------------------------------
                                              Name: Frank Fazio
                                                    ----------------------------
                                              Title: Director
                                                     ---------------------------

                                          LENDER:

                                          FLEET BUSINESS CREDIT
                                          CORPORATION


                                          By: /s/ Jennifer S. Mellitt
                                              ----------------------------------
                                              Name: Jennifer S. Mellitt
                                                    ----------------------------
                                              Title: Vice President
                                                     ---------------------------

                                          LENDER:

                                          LASALLE NATIONAL BANK


                                          By: /s/ Christopher G. Clifford
                                              ----------------------------------
                                              Name: Christopher G. Clifford
                                                    ----------------------------
                                              Title: Senior Vice President
                                                     ---------------------------

                                          LENDER:

                                          BANKBOSTON, N.A.


                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                          LENDER:

                                          FINOVA CAPITAL CORPORATION


                                          By: /s/ Brian Rujewitz
                                              ----------------------------------
                                              Name: Brian Rujewitz
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                          LENDER:

                                          BNY FINANCIAL CORPORATION


                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                          LENDER:

                                          FLEET CAPITAL CORPORATION


                                          By: /s/ Jennifer S. Mellitt
                                              ----------------------------------
                                              Name: Jennifer S. Mellitt
                                                    ----------------------------
                                              Title: Vice President
                                                     ---------------------------

                                          LENDER:

                                          NATIONSBANK OF TEXAS, N.A.


                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                          LENDER:

                                          HELLER FINANCIAL, INC.


                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                   ANNEX I-A

                         LENDERS AND COMMITMENT AMOUNT
                     With Respect to Subsection (F) of the
                             Borrowing Base as of
                                 May ___, 1999

Name and Address of Lender                      Revolving Credit Commitment
--------------------------                      ---------------------------

BT COMMERCIAL CORPORATION                             $6,000,000
233 South Wacker Drive
84th Floor
Chicago, Illinois 60606
Attention:  Wayne D. Hillock
Telecopy No.: (312) 993-8096

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